UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 27, 2009
DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1050 S. Diamond Street
Stockton, California	95205

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Diamond Foods, Inc. issued a press release regarding a presentation given by the company on January 27, 2009. A copy of the press release is attached to this report as Exhibit 99.01 and is incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond Foods, whether made before or after the date of this report, regardless of any general incorporation language in the filing
Item 9.01. Financial Statements and Exhibits
(c) Exhibits.

Exhibit	Description

99.01	Diamond Foods, Inc. Press Release dated January 27, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: January 27, 2009	By:	/s/ Stephen Kim
		Name:	Steve Neil
		Title:	Executive Vice President, Chief
Financial and Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.01	Diamond Foods, Inc. Press Release dated January 27, 2009